SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A

                                Amendment No. 1 to

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                                November 20, 2001
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                Date of Report (Date of earliest event reported)


                             Arch Capital Group Ltd.
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             (Exact name of registrant as specified in its charter)

           Bermuda                         0-26456                 N/A
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(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
 incorporation or organization)                              Identification No.)



                 20 Horseneck Lane, Greenwich, Connecticut 06830
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               (Address of principal executive offices) (Zip Code)


               Registrant's telephone number, including area code:
                                 (203) 862-4300

                                       N/A
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          (Former name or former address, if changed since last report)

                                EXPLANATORY NOTE

     This Amendment No. 1 to Current Report on Form 8-K is being filed to amend certain exhibits attached hereto.

ITEM 5. Other Events.

     On November 20, 2001, the entities listed in the table below consummated the previously announced investment in Arch Capital Group Ltd. The table sets forth the purchase prices paid by each of the entities and the numbers of Series A Convertible Preference Shares and Class A Warrants of Arch Capital Group Ltd. purchased by each.

                                                                                     Number of        Number of
                                                                    Total           Preference         Class A
                                                                   Purchase           Shares          Warrants
                                                                    Price            Purchased        Purchased
                                                                    -----            ---------        ---------

Warburg Pincus (Bermuda) Private Equity VIII, L.P........        $202,500,000.00      9,469,656        1,001,959
Warburg Pincus (Bermuda) International Partners, L.P.....         194,400,000.00      9,090,870          961,881
Warburg Pincus Netherlands International
   Partners I, C.V.......................................           4,860,000.00        227,271           24,047
Warburg Pincus Netherlands International
   Partners II, C.V......................................           3,240,000.00        151,514           16,031
HFCP IV (Bermuda), L.P...................................         181,322,595.00      8,479,322          897,175
H&F International Partners IV-A (Bermuda), L.P...........          29,759,927.00      1,391,685          147,251
H&F International Partners IV-B (Bermuda), L.P...........           9,830,812.00        459,725           48,642
H&F Executive Fund IV (Bermuda), L.P.....................           4,086,666.00        191,107           20,221
Insurance Private Equity Investors, L.L.C................          50,000,000.00      2,338,186          247,397
Orbital Holdings, Ltd....................................          10,000,000.00        467,637           49,479
Trident II, L.P..........................................          33,139,159.08      1,549,710          163,971
Marsh & McLennan Employees' Securities Company, L.P......
                                                                      932,997.10         43,630            4,616
Marsh & McLennan Capital Professionals Fund, L.P.........             927,843.82         43,389            4,591
Farallon Capital Partners, L.P...........................          17,363,741.18        811,993           85,915
Farallon Capital Institutional Partners II, L.P..........           3,971,025.66        185,700           19,648
Farallon Capital Institutional Partners III, L.P.........           3,156,291.80        147,600           15,617
RR Capital Partners, L.P.................................             508,941.36         23,800            2,518
                                                                      ----------         ------            -----
     Investors' total....................................        $750,000,000.00     35,072,795        3,710,959
                                                                 ===============     ==========        =========


                                      -2-


Sound View Partners LP (affiliated with Robert Clements).
                                                                   $2,000,000.00         93,527            9,896
Otter Capital LLC (affiliated with John M. Pasquesi).....           7,500,000.00        350,728           37,110
Peter A. Appel...........................................           1,000,000.00         46,763            4,948
Paul B. Ingrey...........................................           2,000,000.00         93,527            9,896
Dwight R. Evans..........................................             400,000.00         18,705            1,979
Marc Grandisson..........................................             250,000.00         11,690            1,237
                                                                      ----------         ------            -----
     Management purchasers' total........................         $13,150,000.00        614,940           65,066
                                                                  --------------        -------           ------
                  Total..................................        $763,150,000.00     35,687,735        3,776,025
                                                                 ===============     ==========        =========


ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits


EXHIBIT NO.                  DESCRIPTION
----------                   -----------

3.1  Certificate of Designations of Series A Convertible Preference Shares.*

3.2  Form of Amended and Restated Bye-law 45 and Bye-law 75.*

4.1  Form of Class A Warrant Certificate.*

4.2 Shareholders Agreement, dated November 20, 2001, by and among Arch Capital Group Ltd. ("ACGL") and the shareholders party thereto.

10.1 Amendment No. 1, dated November 20, 2001, between ACGL and the parties thereto, to the Subscription Agreement dated October 24, 2001.*

10.2 Amendment No. 2, dated January 4, 2002 between ACGL and the parties thereto, to the Subscription Agreement dated October 24, 2001.

10.3 Agreement, dated November 20, 2001, among ACGL, Warburg Pincus Private Equity VIII, L.P., Warburg Pincus International Partners, L.P., Warburg Pincus Netherlands International Partners I, C.V., Warburg Pincus Netherlands International Partners II, C.V. and HFCP IV (Bermuda), L.P. (collectively, the "Original Parties") and Orbital Holdings, Ltd.*

10.4 Agreement, dated November 20, 2001, among ACGL, the Original Parties and Insurance Private Equity Investors, L.L.C.*

10.5 Agreement, dated November 20, 2001, among ACGL, the Original Parties and Farallon Capital Partners, L.P., Farallon Capital Institutional Partners II, L.P., Farallon Capital Institutional Partners III, L.P. and RR Capital Partners, L.P.*

10.6 Restricted Share Agreement, dated November 19, 2001, between ACGL and Robert Clements.*

10.7 Retention Agreement, dated January 4, 2002, among ACGL, Arch Capital (U.S.) Inc. and Robert Clements, including Form of Promissory Note.*

10.8 Employment Agreement, dated as of October 23, 2001, between ACGL and John
     M. Pasquesi.*

10.9 Employee Share Option Agreement, dated as of October 23, 2001, between ACGL and John M. Pasquesi.*

10.10 Share Option Agreement, dated as of October 23, 2001, between ACGL and John M. Pasquesi.*

10.11 Share Option Agreement, dated as of October 23, 2001, between ACGL and Peter A. Appel.*

10.12 Employment Agreement, dated as of October 23, 2001, among ACGL, Arch Reinsurance Ltd. ("Arch Re Bermuda") and Paul Ingrey.*

10.13 Employment Agreement, dated as of October 23, 2001, among ACGL, Arch Re Bermuda and Dwight Evans.*

10.14 Employment Agreement, dated as of October 23, 2001, among ACGL, Arch Re Bermuda and Marc Grandisson.*

10.15 Employment Agreement, dated as of December 20, 2001, among ACGL, Arch Capital Group (U.S.) Inc. and Constantine Iordanou.*

10.16 Share Option Agreement, dated as of January 1, 2002, between ACGL and Constantine Iordanou.*

10.17 Restricted Share Agreement, dated as of January 1, 2002, between ACGL and Constantine Iordanou.*

10.18 Restricted Share Agreement, dated as of January 1, 2002, between ACGL and Constantine Iordanou.*

10.19 Restricted Share Agreement, dated as of October 23, 2001, between ACGL and Robert Clements.*

----------

*  Previously filed.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned.

                                ARCH CAPITAL GROUP LTD.

Date: January 7, 2002           By:  /s/ Louis T. Petrillo
                                     --------------------------------------
                                     Name:  Louis T. Petrillo
                                     Title:  Senior Vice President, General
                                            Counsel and Secretary